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                                                                  Exhibit 10(ff)


                     AMENDMENT NO. 4 TO THE ALLEN GROUP INC.
                          KEY EMPLOYEE SEVERANCE POLICY


     ALLEN TELECOM INC., formerly known as The Allen Group Inc. (the "Company"), hereby adopts this Amendment No. 4 to The Allen Group Inc. Key Employee Severance Policy (the "Policy"), effective as of the close of business on February 28, 1997.

                                       I.

     As a result of the Company's name change from The Allen Group Inc. to Allen Telecom Inc., the Policy is hereby amended to change the name of the Company wherever it is set forth herein, including in the name of the Policy, if applicable; provided, however, that such name change shall not affect the substantive meaning of any provision of the Policy.

     EXECUTED on this 28th day of February, 1997.


                                       ALLEN TELECOM INC.


                                       By:  /s/ McDara P. Folan, III
                                            -------------------------------
                                            McDara P. Folan, III
                                            Vice President, Secretary
                                            and General Counsel